UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported: February 27, 2008

LIFE SCIENCES RESEARCH, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(State or other jurisdiction of incorporation)

0-33505	52-2340150

(Commission File Number)	(I.R.S. Employer Identification Number)

Mettlers Road, East Millstone, NJ	08875

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 649-9961

(Former name or former address, if changed since last report)

Item 2.02.	Results of Operations and Financial Conditions

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On February 27, 2008, Life Sciences Research, Inc. issued a press release announcing its results for the quarter and twelve months ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

c.	Exhibit

99.1	Press release of Life Sciences Research, Inc. dated February 27, 2008, announcing its results for the quarter and twelve months ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 28, 2008	LIFE SCIENCES RESEARCH, INC.

By: /s/ Mark L. Bibi

Name: Mark L. Bibi
Title: Secretary and General Counsel

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